FIRST AMENDMENT TO
           FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is dated as of September 17, 1996 and is entered into by and among DAMES & MOORE, INC., a Delaware corporation (the "Company") the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (the "Agent") and amends the First Amended and Restated Credit Agreement dated as of May 24, 1996 among the Company, the Banks and the Agent (the "Agreement").

                             RECITAL

         The Company has requested that up to $5,000,000 in "evergreen" Letters of Credit be allowed at any one time within the Revolving Commitments under the Agreement, and the Banks, the Issuing Bank and Agent are willing to amend the Agreement to permit such evergreen Letters of Credit on the terms and conditions set forth herein.


         NOW, THEREFORE, the parties hereto agree as follows:

         1. Terms. All capitalized terms used herein have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.


         2. Amendments. The parties hereto agree that the Agreement is amended as follows:

         2.1 Section 3.1(a)(ii) of the Agreement is amended by inserting the following at the end of the proviso therein before the period:

         " or (3) the Equivalent Amount of all L/C Obligations with respect to 'evergreen' Letters of Credit Issued hereunder exceeds $5,000,000 in the aggregate."

         2.2 Section 3.1(b)(iii) of the Agreement is amended by inserting "having a fixed expiry date" after "the expiry date of any requested Letter of Credit."

         2.3 Section 3.2(a)(iii) of the Agreement is amended by inserting "or whether such Letter of Credit is an 'evergreen'
Letter of Credit" at the end thereof before the semicolon.

         2.4 Section 3.8(a) of the Agreement is amended and restated in its entirety as follows:

              "(a) Each Borrower shall pay to the Agent for the account of each of the Banks a letter of credit fee with respect to each Letter of Credit for which it is the account party at the applicable Letter of Credit Fee rate per annum, payable on the average Equivalent Amount available to be drawn under such outstanding Letter of Credit during such quarter. Such letter of credit fees shall be nonrefundable and shall be due and payable in Dollars quarterly in arrears on (and inclusive of) the last Business Day of each June, September, December and March and on the Termination Date (or such later date upon which the outstanding Letters of Credit shall expire)."


         3. Representations and Warranties. The Company represents and warrants to the Banks, the Issuing Bank and the
Agent:

         3.1 Authorization. The execution, delivery and performance of this First Amendment by the Company has been duly authorized by all necessary corporate action by the Company and has been duly executed and delivered by the Company.

         3.2 Binding Obligation. This First Amendment and the Agreement are legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by the application of general principles of equity.

         3.3 No Legal Obstacle to Agreements. Neither the execution of this First Amendment, the making by the Company of any borrowings under the Agreement, as amended hereby, nor the performance of the Agreement by the Company has constituted or resulted in or will constitute or result in a breach of the provisions of any material agreement, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any material agreement of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any Governmental Person is required to be obtained by the Company to permit the execution, delivery or performance by the Company of this First Amendment, the Agreement as amended hereby, or the transactions contemplated hereby or thereby, or the making of any borrowing by the Company under the Agreement, as amended hereby.

         3.4 Incorporation of Certain Representations. The representations and warranties set forth in Section 5 of the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

         3.5  Default.  No Default or Event of Default under the
Agreement has occurred and is continuing.


         4. Conditions, Effectiveness. The effectiveness of this First Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent and the Issuing Bank:

         4.1 Corporate Resolution. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this First Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this First Amendment and any note or other instrument or agreement required hereunder.

         4.2 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this First Amendment, as to the incumbency of the person or persons authorized to execute and deliver this First Amendment and any instrument or agreement required hereunder on behalf of the Company.

         4.3 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent, the Issuing Bank or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this First Amendment and the Agreement and the compliance with the conditions set forth herein.

         5.   Miscellaneous.

         5.1 Effectiveness of the Agreements. Except as hereby amended, the Agreement shall remain in full force and effect.

         5.2 Waivers. This First Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

         5.3 Counterparts. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until the Company, the Banks, the Agent, and Issuing bank shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

         5.4 Jurisdiction. This First Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             DAMES & MOORE, INC.


                             By:    Mark A. Snell
                                    ____________________________
                             Name:  Mark A. Snell
                             Title: Executive VP and CFO


                             O'BRIEN-KREITZBERG, INC., as a
                             Guarantied Subsidiary

                             By:    Steve Bienfest
                                    ____________________________
                             Name:  Steve Bienfest
                             Title: Executive VP and CFO



                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as Agent


                             By:     Robert Troutman
                                     ____________________________
                             Name:   Robert Troutman
                             Title:  Managing Director


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as
                             Issuing Bank and a Bank


                             By:     Robert Troutman
                                     ____________________________
                             Name:   Robert Troutman
                             Title:  Managing Director


                             SANWA BANK CALIFORNIA


                             By:    Mary E. King
                             Name:  Mary E. King
                             Title: Vice President



               CERTIFICATE OF INCUMBENCY OF THE
                OFFICERS OF DAMES & MOORE, INC.

I, Stephanie H. Paxton, Assistant Secretary of Dames & Moore, Inc., a Delaware corporation, do hereby certify that the following named individuals are the duly elected qualified and acting officers of Dames & Moore, Inc. and hold the offices of Dames & Moore, Inc. set forth opposite their names. I further certify that the signatures written opposite the names and titles of such officers are their correct signatures and that such officers, or any one of them, are authorized to execute and deliver the First Amended and Restated Credit Agreement dated as of May 24, 1996, and all amendments thereto, between Dames & Moore, Inc. and Bank of America National Trust and Savings Association as Agent.

     NAME              TITLE                     SIGNATURE

Arthur C. Darrow  President & CEO           Arthur C. Darrow
                                            _______________________

Mark A. Snell     Executive VP & CFO        Mark A. Snell
                                            _______________________

Robert M. Perry   Executive Vice President, Robert M. Perry
                  Corporate Affairs         _______________________


In Witness Whereof

Name of Corporation: Dames & Moore, Inc.


       By: Stephanie H. Paxton
           ______________________________
     Name: Stephanie H. Paxton, Assistant Secretary

     Date: September 17, 1996


                      BANK OF AMERICA AS AGENT

   First Amendment to First Amended and Restated Credit Agreement



Previously, the Board of Directors granted the authority to the President and/or Executive Vice President to execute the $50,000,000 First Amended and Restated Credit Agreement dated May 24, 1996 (the "Agreement") with Bank of America and Sanwa Bank California (the "Banks"). And now, Dames & Moore, Inc. has requested that up to $5,000,000 in "evergreen" Letters of Credit be allowed at any one time within the Revolving Commitments under the Agreement, and the Banks are willing to amend the Agreement to permit such evergreen Letters of Credit on the terms and conditions set forth in the "First Amendment to First Amended and Restated Credit Agreement" (the "First Amendment") dated as of September 17, 1996.

This will certify that the previous authority granted by the Board of Directors also includes the execution, delivery, and performance of amendments to the Agreement and related documents as required by the Banks. I further certify that said resolutions are still in full force and effect and have not been amended or revoked.


In Witness Whereof


Name of Corporation: Dames & Moore, Inc.



     By: Stephanie H. Paxton
         ______________________________
   Name: Stephanie H. Paxton, Assistant Secretary

Date:    September 17, 1996




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